Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Federal Home Loan Mortgage Corporation (the “Company” and “Specified Party”):

Re: Freddie Mac Multifamily Mortgage Participation Certificates, Series WE6119 and WE6120 – Data File Procedures

We have performed the procedures described below on the specified attributes in the Data File (defined below), with respect to the Freddie Mac Multifamily Mortgage Participation Certificates, Series WE6119 and WE6120 (together, the “Transaction”). In connection with the Transaction, the Specified Party has requested that the procedures be performed on 2 funding loans intended to be tax-exempt loans (the “Loans”), each secured by multifamily mortgage loans secured by 2 related mortgaged properties (the “Mortgaged Properties”), which we were informed are intended to be included as collateral in the offering by the Transaction. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Party has agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting the Specified Party in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to the Specified Party of this report and may not meet the needs of the Specified Party of this report and, as such, the Specified Party is responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “Data File” means an electronic data file entitled “August PC – Full tape 7.29 v2.xlsx” provided by the Company on July 29, 2024, containing information on the Loans and the related Mortgaged Properties within the Transaction, as of August 1, 2024 (the “Cut-off Date”).

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “reporting threshold” means that (i) dollar amounts, percentages, and debt service coverage ratios were within $1.00, 0.1%, and 0.01, respectively and (ii) dollar amounts were within $2.00 for the Data File attribute Maturity Balance.

•	The term “Compared Attributes” means the list of fields in the Data File which were selected by the Company for us to perform comparison procedures for and are listed in Attachment A.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Recomputed Attributes” means the list of fields in the Data File which were selected by the Company for us to perform recomputation procedures for and are listed in Attachment B.

•

The term “Calculation Methodology” means the formula listed in the Calculation Methodology field of Attachment B containing the calculation methodology for the Recomputed Attributes provided by the Company.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, specific attribute, methodology, or value, as described in Attachment C.

•	The term “Loan Files” means the copies of source documents made available by the Company and listed in Attachment A. We make no representations regarding the validity or accuracy of these documents.

•	The term “Provided Information” means the Loan Files, Calculation Methodology and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Party. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Company. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows. We performed the procedures on the specified attributes in the Data File for the Loans with the Compared Attribute ‘PC’ equal to ‘WE6119’ or ‘WE6120’:

A.

We compared the Compared Attributes in the Data File (except for those with “Provided by Company” in the “Source Document(s)” column of Attachment A) to the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Party indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The document priority is the order provided by the Company, which is listed in the “Source Document(s)” column of Attachment A, with the highest priority document listed first.

B.

We recomputed the Recomputed Attributes in the Data File using (i) the corresponding information contained in the Data File, (ii) the Calculation Methodology, as detailed in the “Calculation Methodology” column of Attachment B, and (iii) the Instructions, as applicable.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the loans and related mortgaged properties, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

2

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such loans and related mortgaged properties being securitized, (iii) the compliance of the originator of the loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the loans and related mortgaged properties that would be material to the likelihood that the issuer of the certificates will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Party. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Party but may have access to this report as required by law or regulation.

/s/KPMG LLP

McLean, Virginia

July 31, 2024

3

ATTACHMENT A

COMPARED ATTRIBUTES

Attribute Number	Attribute	Source Document(s)
1	Batch	Provided by Company
2	PC	Provided by Company
3	FM loan # (not part of final A-1)	Provided by Company
4	Loan No. / Property No.	Provided by Company
5	Property Name	Provided by Company
6	Originator	Governmental Note, Project Note, Continuing Covenant Agreement
7	Street Address	Appraisal Report, Engineering Report, USPS Website
8	Property City	Appraisal Report, Engineering Report, USPS Website
9	Property State	Appraisal Report, Engineering Report, USPS Website
10	Zip Code	Appraisal Report, Engineering Report, USPS Website
11	County	Appraisal Report, Engineering Report, USPS Website
12	Metropolitan Statistical Area	MSA Report
13	Property Type	Appraisal Report
14	Property Subtype	Appraisal Report, Investment Brief, Engineering Report, Property Inspection and Lease Audit, Continuing Covenant Agreement
15	Year Built	Engineering Report, Appraisal Report
16	Year Renovated	Engineering Report, Appraisal Report, Certificate of Substantial Completion (Form G704), Final Site Observation Report
17	Total Units	Rent Roll, Appraisal Report, Investment Brief, Continuing Covenant Agreement
18	Affordable Units (<=30% AMI)	CRA Report
19	Affordable VLI Units (<=50% AMI)	CRA Report
20	Affordable Units (<=60% AMI)	CRA Report
21	Affordable LI Units (<=80% AMI)	CRA Report
22	Affordable Units (80-90% AMI)	CRA Report
23	Affordable Units (90-100% AMI)	CRA Report
24	Affordable Units (100-120% AMI)	CRA Report
25	Occupancy As of Date	Rent Roll
26	Loan Purpose (Acquisition, Refinance)	Continuing Covenant Agreement, Investment Brief, Settlement Statement

ATTACHMENT A

Attribute Number	Attribute	Source Document(s)
27	Note Date	Project Note
28	First Payment Date	Project Note
29	Maturity Date	Project Note
30	Cut-Off Date	Provided by Company
31	Original Loan Amount	Project Note
32	Cut-Off Date Loan Amount	Project Note
33	Maturity Balance	Project Note
34	Gross Interest Rate	Project Note
35	Rate Type	Project Note
36	Accrual Basis	Project Note
37	Loan Amortization Type	Project Note
38	Amortization Term (Original)	Project Note
39	IO Period	Project Note
40	Prepayment Provision	Project Note, Project Loan Agreement, Funding Loan Agreement
41	Appraisal Valuation Date	Appraisal Report
42	Appraisal Valuation Type	Appraisal Report
43	Appraised Value	Appraisal Report
44	UW EGI	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
45	UW Expenses	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
46	UW NCF	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
47	Most Recent Financial End Date	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
48	Most Recent EGI	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
49	Most Recent Expenses	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
50	Most Recent NCF	Final Investment Brief (Excel or PDF), Underwriter’s Summary Report
51	Replacement Reserve (Initial)	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement
52	Engineering Reserve/ Deferred Maintenance (Y/N)	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement
53	Tax Reserve (Y/N)	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement

ATTACHMENT A

Attribute Number	Attribute	Source Document(s)
54	Insurance Reserve (Y/N)	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement
55	Replacement Reserve (Y/N)	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement
56	Other Reserve (Y/N)	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement
57	Other Reserve Type	Continuing Covenant Agreement, List of all Escrow Accounts Held, Settlement Statement
58	Springing Reserve (Y/N)	Continuing Covenant Agreement, List of all Escrow Accounts Held
59	Springing Reserve Type	Continuing Covenant Agreement, List of all Escrow Accounts Held
60	Seismic Insurance if PML >= 20% (Y/N)	Property Insurance Certificate, Form 1133, Seismic Report, Engineering Report, Continuing Covenant Agreement
61	Lien Position	Final Title Policy, Continuing Covenant Agreement
62	Title Vesting (Fee/Leasehold)	Security Instrument, Final Title Policy
63	Green Advantage®	FM Production Social Loan Report, CRA Report, Continuing Covenant Agreement
64	Tax Credit Syndicator Name	Provided by Company
65	Tax Credit Investor Name	Continuing Covenant Agreement, Limited Partnership Agreements, Operating Agreements
66	Governmental Lender	Governmental Note, Funding Loan Agreement
67	Fiscal Agent Name	Funding Loan Agreement, Continuing Covenant Agreement, Project Note
68	Sponsor Name	Guaranty Agreement, Continuing Covenant Agreement, Assumption Documents
69	Type of Regulatory Agreement(s)	Legal Affordability Summary Report, Continuing Covenant Agreement, Regulatory Agreements
70	Description of Regulatory Agreement(s)	Legal Affordability Summary Report
71	Other Affordability Restrictions	Legal Affordability Summary Report
72	% Units with Income Restrictions	Legal Affordability Summary Report
73	% Units with Rent Restrictions	Legal Affordability Summary Report
74	HAP Maturity Date	Legal Affordability Summary Report
75	Crossed Loans (Y/N)	Cross Collateralization Agreement, Continuing Covenant Agreement
76	Crossed Pool ID	Provided by Company

ATTACHMENT A

Attribute Number	Attribute	Source Document(s)
77	Permitted Partial Release (Y/N)	Continuing Covenant Agreement, Cross Collateralization Agreement
78	Permitted Voluntary Partial Principal Prepayments (Y/N)	Continuing Covenant Agreement, Long-Term Financing Agreement
79	Permitted Substitution (Y/N)	Continuing Covenant Agreement, Cross Collateralization Agreement
80	Additional Financing In Place (Existing) (Y/N)	Continuing Covenant Agreement, Secondary Financing Documents
81	Securitization Compensation	Commitment Letter
82	Impact Bonds Type	Provided by Company
83	Property Name	Provided by Company
84	Additional Financing Pool ID	Provided by Company
85	Additional Financing Type	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
86	Additional Financing Original Amount	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
87	Additional Financing Provider/Lien Holder	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
88	Additional Financing Lien Priority	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
89	Soft Pay/Hard Pay	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
90	Additional Financing Current Gross Interest Rate	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
91	Additional Financing Rate Type	Legal Issues Analysis; Secondary Financing Documents; Continuing Covenant Agreement
92	Additional Financing Maturity Date	Secondary Financing Documents; Continuing Covenant Agreement
93	Other Additional Financing Description (Existing)	Provided by Company
94	Freddie Mac Loan Number	Continuing Covenant Agreement, Project Note
95	Property Name	Provided by Company
96	Furthering Economic Opportunity in Areas(1)	Freddie Mac Mission Map website (Duty to Serve Tool)
97	Underserved Population	FM Production Social Loan Report
98	Transitional Housing	FM Production Social Loan Report
99	RAD(2)	FM Production Social Loan Report

ATTACHMENT B

RECOMPUTED ATTRIBUTES

Attribute Number	Attribute	Calculation Methodology
100	Cut-Off Date Balance / Unit	Cut-Off Date Loan Amount divided by Total Units.
101	Occupancy%	Number of occupied units listed on the Rent Roll Source Document divided by Total Units.
102	% of Cut-Off Date Pool Balance	Respective Cut-Off Date Loan Amount divided by sum of pool Cut-Off Date Loan Amounts.
103	Monthly Debt Service Amount (Amortizing)	If Loan Amortization Type is equal to “Interest Only”, set equal to Monthly Debt Service Amount (IO). Otherwise, confirm using Project Note.
104	Monthly Debt Service Amount (IO)	Recompute using the Original Loan Amount, Accrual Basis, IO Period and Gross Interest Rate. Assume all scheduled payments of principal and/or interest on the Loans are made and that there are no prepayments or other unscheduled collections.
105	Amortization Term (Remaining)	Recompute using the Amortization Term (Original), Seasoning and IO Period.
106	Loan Term (Original)	Number of payments between and including the First Payment Date and Maturity Date.
107	Loan Term (Remaining)	Recompute using the Loan Term (Original), Maturity Date and Cut-off Date.
108	Seasoning	Loan Term (Original) minus Loan Term (Remaining).
109	Prepayment Provision End Date	Use Prepayment Provision to recompute the last business day of the prepayment period before the beginning of the window period, as defined in the Project Note.
110	Cut-Off Date LTV	Cut-Off Date Loan Amount divided by Appraised Value.
111	Maturity LTV	Maturity Balance divided by Appraised Value.
112	UW NCF DSCR	UW NCF divided by product of 12 and Monthly Debt Service Amount (Amortizing).
113	UW NCF DSCR (IO)	UW NCF divided by product of 12 and Monthly Debt Service Amount (IO).

B-1

ATTACHMENT B

Attribute Number	Attribute	Calculation Methodology
114	Combined Cut-Off Date LTV	Equal to N/A if Additional Financing In Place (Existing) (Y/N) is equal to “No”, or if additional financing (i) is ‘soft debt’, (ii) has conditions that provide for the potential forgiveness of the debt, (iii) is owned by the Company, (iv) is a pari passu companion loan or (v) is unsecured. Otherwise, sum of Cut-Off Date Loan Amount and any cut-off balance of additional financing which is not represented by any of the conditions (i) through (v) above, divided by Appraised Value.
115	Combined UW NCF DSCR	Equal to N/A if Additional Financing In Place (Existing) (Y/N) is equal to “No”, or if additional financing (i) has a floating interest rate, (ii) is ‘soft debt’, where there is either no requirement for repayment, or payments are calculated from excess cash flows, (iii) has conditions that provide for the potential forgiveness of the debt, (iv) is owned by the Company, (v) is a pari passu companion loan or (vi) is unsecured. Otherwise, UW NCF divided by product of 12 and the sum of Monthly Debt Service Amount (Amortizing) and monthly debt service of any Additional Financing In Place (Existing) (Y/N) which is not represented by any of the conditions (i) through (vi) above.
116	Combined UW NCF DSCR (IO)	Equal to N/A if Additional Financing In Place (Existing) (Y/N) is equal to “No”, or if additional financing (i) has a floating interest rate, (ii) is ‘soft debt’, where there is either no requirement for repayment, or payments are calculated from excess cash flows, (iii) has conditions that provide for the potential forgiveness of the debt, (iv) is owned by the Company, (v) is a pari passu companion loan or (vi) is unsecured. Otherwise, UW NCF divided by product of 12 and the sum of Monthly Debt Service Amount (IO) and interest only monthly debt service of any Additional Financing In Place (Existing) (Y/N) which is not represented by any of the conditions (i) through (vi) above.
117	UW NOI	UW EGI minus UW Expenses
118	Most Recent NOI	Most Recent EGI minus Most Recent Expenses

B-2

ATTACHMENT C

INSTRUCTIONS

1.

For those Compared Attributes with the source document indicated as “Provided by Company,” and those Recomputed Attributes with the calculation methodology indicated as “Provided by Company,” we were instructed by the Company to assume the attribute or result is accurate and therefore, we did not perform any procedure.

2.

For the Compared Attribute “Seismic Insurance if PML >= 20% (Y/N)”, we were instructed by the Company to use ‘Yes’ as the value for the Compared Attribute if the Continuing Covenant Agreement requires earthquake insurance due to building retrofitting and evidence of earthquake insurance was observed in the loan files.

3.

For the Compared Attribute “Tax Credit Investor Name”, we were instructed by the Company to list all entities with over a 15% ownership interest in the borrower, as identified in the ‘Organizational Chart of Borrower’ in the Source Document (“Continuing Covenant Agreement”).

4.

For the Compared Attribute “Year Renovated”, we were instructed by the Company to use the year of the expected completion date of repairs listed in the Continuing Covenant Agreement if such date is shown.

5.

For the Compared Attribute “Appraisal Valuation Type”, we were instructed by the Company to use only the values “As-Is”, “As-Complete”, and “As-Stabilized” (each, an “Acceptable Value Type”). If the Appraisal Report included more than one of an Acceptable Value Type, we were instructed by the Company to use the appraised value listed in the ‘Loan Terms and Underwriting Summary’ section of the Investment Brief to determine which Appraisal Report value to use for the Compared Attribute “Appraised Value”.

6.	For the Compared Attribute “Prepayment Provision”, we were instructed by the Company to exclude any defeasance characteristics noted in the Source Documents.

7.

For the Compared Attribute “Gross Interest Rate”, we were instructed by the Company to use the ‘Interest Rate Plus Servicing Fee’ from the amortization schedule included in the Source Document (“Project Note”).

8.

For the Compared Attribute “Maturity Balance”, we were instructed by the Company to use the outstanding balance that is scheduled to be due on the Maturity Date, excluding the principal component of the monthly debt service amount due on such date included in the Source Document (“Project Note”).

C-1